                                                                    Exhibit 10.3

                               PLEDGE AGREEMENT

          PLEDGE AGREEMENT (as may be amended, modified, supplemented, waived, extended or restated from time to time, this "Agreement") dated as of December 22, 1994, between COMCAST MH HOLDINGS, INC., a Delaware corporation (the "Pledgor") and NATIONSBANK OF TEXAS, N.A., as the Secured Party (as hereinafter defined).

          WHEREAS, Pledgor, the Banks listed on the signature pages thereof, The Chase Manhattan Bank (National Association), NationsBank of Texas, N.A. and The Toronto-Dominion Bank, as Arranging Agents, The Bank of New York, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce and Morgan Guaranty Trust Company of New York, as Managing Agents, and NationsBank of Texas, N.A., as Administrative Agent, are parties to the Credit Agreement dated as of the date hereof (as the terms thereof may be amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement");

          WHEREAS, it is a condition precedent to the making of the loans by the Banks under the Credit Agreement that the Pledgor shall have granted the security interest contemplated by this Agreement; and

          WHEREAS, to induce the Banks to enter into the Credit Agreement and to extend credit thereunder and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor has agreed to grant to the Secured Party a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined) on the terms set forth below.

          NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Pledgor and the Secured Party hereby agree as follows:

          SECTION 1.  Definitions.  Capitalized terms used but not otherwise
                      -----------
defined herein shall have the meanings assigned to such terms in the Credit Agreement. The following terms, as used herein, shall have the following respective meanings:

          "Collateral" shall have the meaning assigned to such term in Section
           ----------
2.

          "Issuer" means each Person listed as an "Issuer" on Schedule 1 and any
           ------
other direct Subsidiary of the Borrower.

          "Pledged Securities" shall have the meaning assigned to such term in
           ------------------
Section 2.

          "Principals" shall mean all Persons that are, or at any time were, the
           ----------
Secured Party, an Arranging Agent, a Managing Agent, the Administrative Agent, a Bank or any other Indemnified Person.

          "Proceeds" shall have the meaning assigned to such term under the New
           --------
York Uniform Commercial Code and, in any event, shall include (i) any and all proceeds of any guarantee, insurance or indemnity payable to the Pledgor from time to time with respect to any of the Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority); and (iii) any and all other amounts from time to time paid or payable with respect to or in connection with any of the Collateral.

          "Secured Obligations" shall mean, collectively,  (a) the principal of
           -------------------
and interest (including, without limitation, interest accruing after the date of any filing by the Borrower of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceedings with respect to the Borrower, whether or not allowed as a claim in such proceeding under Applicable Law) on the Loans and the Notes, all Liabilities of the Borrower from time to time owing under any Interest Rate Protection Agreement between the Borrower and any Bank or any Affiliate of a Bank and all other Liabilities of the Borrower from time to time owing to the Principals (including all commitment and other fees) under or in respect of the Loan Documents to which the Borrower is a party; and (b) all obligations of the Pledgor to the Principals under this Agreement and any of the other Loan Documents to which the Pledgor is a party.

          "Secured Party" shall mean the Administrative Agent, acting both on
           -------------
its own behalf as Administrative Agent and as the agent for and representative (within the meaning of Section 9-105(m) of the Uniform Commercial Code) of the other Principals.

          Unless otherwise defined herein or in the Credit Agreement, or unless the context otherwise requires, all terms used herein that are defined in the New York Uniform Commercial Code shall have the meanings therein stated. The definitions in this Section 1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and

"including" as used in this Agreement shall be deemed in each case to be followed by the phrase "without limitation." References to Sections, Schedules and Exhibits shall be deemed references to Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.

          SECTION 2.  Pledge.  As security for the payment and performance in
                      ------
full of the Secured Obligations, the Pledgor hereby hypothecates, pledges, assigns, grants, sets over and delivers to the Secured Party, for the equal (in priority) and ratable benefit of the Principals, a continuing first priority security interest in all its right, title and interest in, to and under the following, whether now owned or hereafter acquired:

               (i)  the shares of capital stock owned by the Pledgor listed on
     Schedule I, and any additional shares of capital stock of each of the Issuers (or successors thereto) obtained in the future by the Pledgor, and, in each case, all certificates representing such shares and, in each case, all rights, options, warrants, stock or other securities which may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing (all of the foregoing being referred to herein as the "Pledged Securities");

              (ii) all other property which may be delivered to and held by the Secured Party pursuant to the terms hereof of any character whatsoever into which any of the foregoing may be converted or which may be substituted for any of the foregoing; and

             (iii) subject to the provisions of Section 5, all Proceeds of the Pledged Securities (other than any such Proceeds arising out of any sale, assignment, transfer, exchange, disposition or grant of option referred to in the parenthetical provision contained in Section 7(b) hereof) and of such other property, including all cash, securities or other property at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, any of or all such stock or other property (the items referred to in clauses (i) through (iii) being collectively referred to as the "Collateral").

          TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Secured Party, its successors and assigns, forever; subject, however,
                                                             -------  -------
to the terms, covenants and conditions hereinafter set forth.

          SECTION 3.  Delivery of Collateral.  (a)  Contemporaneously with the
                      ----------------------
execution of this Agreement, the Pledgor shall deliver or cause to be delivered to the Secured Party (i) any and all certificates and other instruments evidencing the Pledged Securities, along with undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Secured Party and endorsed in blank and such other instruments and documents as the Secured Party may reasonably request to effect the purposes contemplated hereby, (ii) any and all certificates or other instruments or documents representing any of the Collateral and (iii) all other property comprising part of the Collateral with proper instruments of assignment duly executed and such other instruments or documents as the Secured Party may reasonably request to effect the purposes contemplated hereby.

          (b) If the Pledgor shall become entitled to receive or shall receive any shares of stock (including, without limitation, shares of Pledged Securities acquired after the Agreement Date), options, warrants, rights or other similar property (including, without limitation, any certificate representing a stock dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of any Issuer) in respect of the Pledged Securities (whether as an addition to, in substitution of, or in exchange for, such Pledged Securities or otherwise), the Pledgor agrees:

                 (i)  to accept the same as the agent of the Secured Party;

                (ii) to hold the same in trust on behalf of and for the benefit of the Secured Party; and

               (iii) to deliver any and all certificates or instruments evidencing the same to the Secured Party on or before the close of business on the seventh (7th) Business Day following the receipt thereof by the Pledgor, in the exact form received, with the endorsement in blank of the Pledgor when necessary and with appropriate undated stock powers duly executed in blank (with signatures properly guaranteed), to be held by the Secured Party, subject to the terms of this Agreement, as additional Collateral;

provided, however, that this Section 3(b) shall not apply to any Proceeds
- - - --------  -------
described in the first parenthetical contained in clause (iii) of Section 2.

          SECTION 4.  Registration in Nominee Name.  Upon the occurrence and
                      ----------------------------
during the continuance of an Event of Default, the Secured Party shall have the right (in its sole and absolute discretion and without prior notice to the Pledgor) to transfer to or to register the Pledged Securities in its own name or the name of its nominee.

          SECTION 5.  Voting Rights, etc.  (a) Unless and until an Event of
                      -------------------
Default shall have occurred and be continuing:

               (i) The Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not prohibited by the terms of this Agreement or the Credit Agreement.

              (ii) The Secured Party shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, all such proxies, powers of attorney, and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to subparagraph (i) above.

             (iii) The Pledgor shall be entitled to receive, subject to the provisions of Section 2 hereof, and retain any and all dividends paid on the Pledged Securities to the extent and only to the extent that such dividends are not prohibited by the terms and conditions of the Credit Agreement. Except for dividends that the Pledgor shall be entitled to receive and retain pursuant to the preceding sentence and for distributions of Proceeds described in the first parenthetical of clause (iii) of Section 2, all noncash dividends, stock or dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, instruments, securities, other distributions in property, return of capital, capital surplus or paid-in surplus or other distributions made on or in respect of Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any Issuer or from any bankruptcy or reorganization of any Issuer or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Pledgor, shall not be commingled by the Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Secured Party and shall be forthwith delivered to the Secured Party in the same form as so received (with any necessary endorsements).

          (b) Upon the occurrence and during the continuance of an Event of Default, if so specified by the Secured Party in a notice to the Pledgor and subject to Section 21(b) hereof, all rights of the Pledgor to exercise the voting and consensual rights and powers which the Pledgor is entitled to exercise pursuant to Section 5(a)(i) shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, and the Pledgor shall execute and deliver to the Secured Party all such documents and instruments (including proxies) as the Secured Party shall reasonably request in order to effect the purposes of this Section 5(b).

          SECTION 6.  Representations; Warranties and Covenants.  The Pledgor
                      -----------------------------------------
hereby represents, warrants and covenants to and with the Secured Party that:

          (a) Except for the security interest granted to the Secured Party and except as expressly permitted by Section 7 of this Agreement, the Pledgor
     (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities, (ii) holds the Collateral free and clear of all Liens of every kind and nature (other than, with respect to distributions in kind on or in respect of the Pledged Securities, Permitted Liens), (iii) will make no assignment, pledge, hypothecation or transfer of, or create or suffer to exist any Lien on, the Collateral (other than, with respect to distributions in kind on or in respect of the Pledged Securities, Permitted Liens) and (iv) subject to Section 5, will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Secured Party and pledged or assigned hereunder.

          (b) The Pledgor (i) has, and at all times will have, the right and legal authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its and the Secured Party's respective title and interest thereto or therein against any and all attachments, Liens, claims or other impediments of any nature, however arising, of all Persons whomsoever.

          (c) No authorization, consent or approval, or other action by, and no notice to or filing with, any Governmental Authority (including any securities exchange) not previously obtained is required (i) for the pledge by the Pledgor of the Collateral pursuant to this Agreement or the perfection therein of the Secured Party's security interest created hereby, other than the filing of appropriate Uniform Commercial Code financing statements in the offices of the Secretary of State in the States of Delaware and Pennsylvania and the Prothonotary in Philadelphia County, Pennsylvania, (ii) for the execution, delivery or performance of this Agreement by the Pledgor or (iii) for the exercise by the Secured Party of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, other than compliance with applicable Federal and state securities laws in connection with the acquisition and sale or other disposition of Pledged Securities in accordance with the terms of this Agreement and other than as referenced in
     Section 21(b).

          (d) By virtue of the execution and delivery by the Pledgor of this Agreement, when the certificates representing the Pledged Securities owned by the Pledgor are delivered to the Secured Party in accordance with this Agreement, the Secured Party will obtain and, so long as the Secured Party maintains possession of the certificates representing the Pledged Securities, will have and will continue to have a valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the repayment of the Secured Obligations, prior to all other liens and encumbrances thereon and security interests therein.

          (e) The Pledged Securities constitute, and at all times will constitute, all of the issued and outstanding shares of capital stock of the Issuers owned by the Pledgor.

          (f) All of the representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement.

          (g) This Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms (subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity).

          (h) The execution, delivery and performance in accordance with its respective terms by the Pledgor of this Agreement do not and will not (a) require any Governmental Approval or any other consent or approval, other than Governmental Approvals and other consents and approvals that have been obtained, are in full force and effect and are final and not subject to review on appeal or to collateral attack and, in the case of any such required under Applicable Law or Contract as in effect on the Agreement Date, are listed on Schedule 3.03 to the Credit Agreement, or (b) violate,
                         -------------
     conflict with, result in a breach of or constitute a default under, or result in or require the creation of any Lien upon any assets of the Pledgor under, (i) any Contract to which the Pledgor is a party or by which it or its property may be bound or (ii) any Applicable Law, except in the case of clause (a), the failure of which to obtain, and in the case of clause (b), the violation of which, could not have a Materially Adverse Effect on this Agreement or the Collateral.

          (i) The Pledged Securities have been duly authorized and validly issued, are fully paid and non-assessable and have been duly and validly pledged hereunder in accordance with Applicable Law.

          (j) There are no contractual restrictions upon the voting rights or upon the transfer of any of the shares of the Pledged Securities other than as referred to herein or in the Credit Agreement.

          (k) The Pledgor represents and warrants that it has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that neither the Secured Party nor any other Principal shall have any responsibility or liability for informing the Pledgor of any such changes or potential changes.

          (l)  The Pledgor shall not:

               (i) permit or suffer any Issuer to voluntarily dissolve or liquidate, retire any of its capital stock, reduce its capital or merge or consolidate with any other entity if such action would violate the provisions of the Credit Agreement, or

               (ii) vote any of the Pledged Securities in favor of any of the foregoing.

          SECTION 7.  Issuance of Additional Stock.  The Pledgor agrees that it
                      ----------------------------
will not (a) permit any Issuer to issue any stock or other securities (including warrants, options and other similar agreements), whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Securities or otherwise (unless such issuance is not prohibited by the Credit Agreement and such stock or other securities are effectively pledged hereunder in a manner reasonably satisfactory to the Secured Party) or (b) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral (other than any such sale, assignment, transfer, exchange, disposition or grant that would be permitted under Section 4.08(f) of the Credit Agreement), or create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement or an option or claim referred to in the parenthetical in clause (b) above and, with respect to distributions in kind on or in respect of the Pledged Securities, Permitted Liens.

          SECTION 8.  Remedies Upon Default.  (a)  If an Event of Default shall
                      ---------------------
have occurred and be continuing, the Secured Party shall have, in addition to any other rights and except as otherwise provided herein, all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code in the State of New York. In addition, the Secured Party may (without any obligation to seek performance of any guarantee or to resort to any other security, right or remedy granted to it under any other instrument or agreement, including the Credit Agreement) sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Secured Party shall deem appropriate. The Secured Party shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property so sold absolutely, free from any claim or right on the part of the Pledgor (other than rights that the Pledgor may have against such purchaser generally and without regard to this Agreement or such sale), and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Pledgor may now have or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          (b) The Secured Party shall give the Pledgor at least 10 days' written notice (which the Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in New York) of the Secured Party's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time of and place where such sale is to be made and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Party may (in its sole and absolute discretion) determine. The Secured Party shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the sale price is paid by the purchaser or purchasers thereof, but the Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice, and in no event shall any portion of the proceeds of any such sale be credited against payment of the costs, expenses and obligations set forth in Section 9 hereof until cash payment for the Collateral so sold has been received by the Secured Party. At any private sale of Collateral of a type customarily sold in a recognized market, and at any public sale made pursuant to this Section 8, any Principal may bid for or purchase, free (to the extent permitted by law) from any equity or right of redemption, stay or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Principal by the Pledgor under or pursuant to the Credit Agreement as a credit, up to an amount equal to the amount such Principal would otherwise be entitled to receive pursuant to Section 9 in connection with such sale, against the purchase price. For purposes hereof, in the case of any such sale pursuant to a written agreement to purchase the Collateral or any portion thereof, the Secured Party shall be free to carry out such sale pursuant to such agreement, and the Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Secured Party shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Secured Party may proceed by a suit or suits at law or in equity to foreclose upon the Collateral pursuant this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

          (c) If the Secured Party or any other Principal shall have instituted any proceeding to enforce any right or remedy hereunder, and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Secured Party or such other Principal, the Secured Party and such other Principal shall, subject to any determination in any such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter, subject as aforesaid, all rights and remedies of the Secured Party and such other Principal shall continue as though no such proceeding had been instituted.

          SECTION 9.  Application of Proceeds of Sale.  The proceeds of any sale
                      -------------------------------
of, or other realization upon, all or any part of the Collateral pursuant to
Section 8, as well as any Collateral consisting of cash, shall be applied by the Secured Party as follows:

          FIRST, to the payment of all costs and expenses reasonably incurred by the Secured Party in connection with such sale or otherwise in connection with this Agreement or any of the Secured Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances plus any interest thereon made hereunder by the Secured Party on behalf of the Pledgor and any other costs or expenses reasonably incurred in connection with the exercise of any right or remedy hereunder;

          SECOND, to the payment in full of the Secured Obligations pro rata as among the holders of the Secured Obligations in accordance with the amounts of monetary Secured Obligations owed to them and outstanding (whether or not then due and payable, at maturity, by acceleration or otherwise) as of the date of such payment, until all the Secured Obligations have been paid in full; and

          THIRD, to the Pledgor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

          SECTION 10.  Secured Party Appointed Attorney-in-Fact.  The Pledgor
                       ----------------------------------------
hereby appoints the Secured Party as its true and lawful agent and attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, in each case upon the occurrence and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest and any proxy or proxies heretofore given by the Pledgor to any other person that is inconsistent herewith are hereby revoked. Without limiting the generality of the foregoing, the Secured Party shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Secured Party's name or in the name of the Pledgor, to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided,
                                                                     --------
however, that nothing herein contained shall be construed as requiring or
- - - -------
obligating the Secured Party or any other Principal to take any action, including requiring or obligating the Secured Party or any Principal to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Party or any other Principal or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Secured Party or any other Principal or omitted to be taken by any of them with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Secured Party or any other Principal in the absence of the gross negligence or willful misconduct of the Secured Party or such other Principal, as the case may be, as shall have been determined in a final, nonappealable judgment of a court of competent jurisdiction.

          SECTION 11.  No Waiver; Remedies Cumulative.  No failure on the part
                       ------------------------------
of the Secured Party or any other Principal to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Secured Party or any other Principal preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law or otherwise. The Secured Party and the other Principals shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by the Secured Party.

          SECTION 12.  Securities Act, etc.  (a)  In view of the position of the
                       --------------------
Pledgor in relation to the Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended (the "Securities Act"), or any similar or successor Federal securities law (together with the Securities Act, the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might strictly limit the course of conduct of the Secured Party if the Secured Party were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Secured Party in any attempt to dispose of all or part of the Pledged Securities under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect.

          (b) Anything herein to the contrary notwithstanding, and in view of restrictions specified in paragraph (a) of this Section 12, the Pledgor agrees that, if an Event of Default shall exist hereunder, the Secured Party may, from time to time, attempt to sell all or any part of the Pledged Securities by means of a private placement, restricting the bidders and prospective purchasers to those who will represent or agree as to their investment intent or method of resale or both in a manner reasonably required by the Secured Party to assure compliance with applicable securities laws. In so doing, the Secured Party may solicit offers to buy such Pledged Securities or any part thereof, for cash, from a limited number of investors deemed by the Secured Party, in its exclusive judgment, to be responsible parties who might be interested in purchasing such Pledged Securities.

          SECTION 13.  Security Interest Absolute; Waivers by Pledgor.  (a)  All
                       ----------------------------------------------
rights of the Secured Party hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations, (iv) any failure by the Secured Party or any Principal to demand payment or performance by the Borrower of any of the Secured Obligations or to exercise or enforce any right or remedy in respect thereof or (v) any other circumstance (other than payment in full of the Secured Obligations or, in the case of rights predicated on the existence of an Event of Default, a cure or waiver of such Event of Default) which might otherwise constitute a defense available to, or a discharge of, the Pledgor or any other person in respect of the Secured Obligations or in respect of this Agreement. The Pledgor hereby acknowledges that neither the Secured Party nor any other Principal shall be under any obligation to marshal any assets in favor of the Pledgor or against or in payment of any or all of the Secured Obligations.

          (b) The Pledgor hereby waives notice of acceptance of this Agreement. The Pledgor further waives presentment and demand for payment of any of the Secured Obligations, protest and notice of dishonor or default with respect to any of the Secured Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided in this Agreement or in the Credit Agreement. The Pledgor (to the extent that it may lawfully do so) covenants that it shall not at any time insist upon or plead, or in any manner claim or take the benefit or advance of, any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Agreement or on the Credit Agreement; and the Pledgor (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit and advance of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Agreement or therein granted and delegated to the Secured Party, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

          SECTION 14.  Termination.  This Agreement, and the assignments,
                       -----------
pledges and security interests created or granted hereby, shall terminate (a) with respect to any assets or any interests therein disposed of pursuant to
Section 4.08(f) of the Credit Agreement, upon the disposition of such assets or interests as permitted under such Section, and (b) with respect to all Collateral, when (i) all the Secured Obligations shall have been paid in full in cash and (ii) the commitments and obligations of the Banks under the Credit Agreement have terminated, in each case, at which time the Secured Party shall reassign and deliver to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, (A) in the case of any disposition pursuant to
Section 4.08(f) of the Credit Agreement, such of the Collateral as shall have been so disposed and (B) in all other cases, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Secured Party pursuant to the terms hereof and shall still be held by it hereunder, in any case, together with appropriate instruments of reassignment and release, all without any recourse to, or warranty whatsoever by, the Secured Party or the other Principals, and at the sole cost and expense of the Pledgor.

Upon any termination of any of the security interests or release of any Collateral pursuant to this Section 14, the Secured Party will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of the security interests in such Collateral.

          SECTION 15.  Notices.  Notices and other communications provided for
                       -------
herein shall be in writing and shall be delivered or mailed (or delivered by facsimile equipment, the receipt of which is promptly confirmed by telephone) addressed,

          (a) if to the Pledgor, to it at 1105 Market Street, Suite 1219, Wilmington, Delaware 19801 (telecopy no. (302) 427-7664), Attention: Howard Grabelle, with a copy to Comcast Corporation, 1500 Market Street, Philadelphia, Pennsylvania 19102 (telecopy no. (215) 981-7744), Attention:
     John R. Alchin, Senior Vice President and Treasurer;

          (b) if to the Secured Party, to it at its address set forth in or determined pursuant to the Credit Agreement; and

          (c) if to any additional pledgor hereunder, to it at the address set forth in a notice to the Secured Party or, if no such notice is provided to the Secured Party, to it at the address of the Pledgor as set forth in clause (a) above.

Except as specifically provided in Section 20 of this Agreement, all notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given at the time determined pursuant to Section 9.01 of the Credit Agreement.

          SECTION 16.  Further Assurances.  The Pledgor agrees to do such
                       ------------------
further acts and things, and to execute and deliver such additional conveyances, stock powers, proxies, assignments, agreements, financing statements and other recordings, and instruments, as the Secured Party may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confer unto the Secured Party its rights and remedies hereunder.

          SECTION 17.  Successors and Assigns.  In the event of assignment of
                       ----------------------
all or a portion of any of the indebtedness under the Credit Agreement by a Principal, the rights of or on behalf of such Principal hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. This Agreement is binding on the Pledgor and its successors but none of them shall be permitted to assign this Agreement, any of its obligations hereunder or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Secured Party as Collateral under this Agreement except as expressly permitted by this Agreement or the Credit Agreement.

          SECTION 18.  Changes in Writing.  Neither this Agreement nor any
                       ------------------
provision hereof may be changed, waived, discharged or terminated orally, but only by a statement or instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any waiver shall be effective only in the specific instance and for the specific purpose for which made or given.

          SECTION 19.  Applicable Law.  This Agreement shall be construed in
                       --------------
accordance with and governed by the law of the State of New York (without giving effect to its choice of law principles).

          SECTION 20.  Judicial Proceedings; Waiver of Jury Trial.  Any judicial
                       ------------------------------------------
proceeding brought against the Pledgor with respect to any claim in any way arising out of, related to or connected with this Agreement may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, the Pledgor (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any such claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. The Pledgor hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 15, and service so made shall be deemed completed on the third business day in Wilmington, Delaware after such service is deposited in the mail. Nothing herein shall affect the right of the Secured Party or any other Principal to serve process in any other manner permitted by law or shall limit the right of the Secured Party or any other Principal to bring proceedings against the Pledgor in the courts of any other jurisdiction. To the extent permitted in accordance with applicable law (including applicable law relating to jurisdiction and venue), any judicial proceeding by the Pledgor against the Secured Party or any other Principal involving any such claim shall be brought only in a court located in the City and State of New York. THE PLEDGOR, THE SECURED PARTY AND EACH OTHER PRINCIPAL HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY SUCH CLAIM.

          SECTION 21.  Governmental Regulation.  (a)  The Secured Party will
                       -----------------------
not, solely by reason of the execution, delivery and performance (other than the enforcement of remedies) of this Agreement or any other instrument or agreement referred to herein, be subject to the regulation or control of either the Federal Communications Commission (together with any successor thereto, the "FCC"), any other Federal regulatory authority or agency regulating the cable television industry or the public utilities commission of any state.

          (b) The parties to this Agreement acknowledge and agree that before certain of the remedies provided for in this Agreement are utilized it may be necessary to obtain (i) any requisite approval of the FCC to the transfer of, or the transfer of control of, licenses granted by the FCC, (ii) any required consents, approvals, and authorizations of states and local governmental entities which have granted franchises, licenses, permits or other authorizations to operate cable television franchises to the transfer of control of such authorizations and (iii) any consents required by contracts to any transfer of control of such contracts, and the Secured Party agrees that it shall not take any action hereunder that would require any such approval, consent or authorization unless the same shall have been obtained. Notwithstanding the above, the Pledgor agrees to use its best efforts to take, or cause to be taken by the applicable Issuer, any action which the Secured Party may reasonably request in connection with the exercise of remedies hereunder after an Event of Default and during the continuation thereof in order to obtain from the FCC, any such state or local governmental entities or any such contracting parties such approvals, consents and authorizations as may be necessary to enable the Secured Party and the other Principals to exercise and enjoy the full rights and benefits granted to the Secured Party and such Principals by this Agreement, the Credit Agreement and any other agreements, instruments or documents delivered to the Secured Party or the other Principals in connection herewith or therewith, including, specifically, at the expense and cost of the applicable Issuer, the use of its best efforts to assist in obtaining approval of the FCC, any state or local governmental entity or any contracting party for any action or transaction contemplated by this Agreement for which such approval is required by law or contract or otherwise should be obtained.

          The Pledgor further agrees, without limiting the generality of the foregoing, to, upon request in connection with the exercise of remedies hereunder after an Event of Default, prepare, sign and file with the FCC and any such state or local governmental entities the assignor's, transferor's or exerciser's portion of any application or applications for consent to the assignment, transfer or exercise of control necessary or appropriate under applicable law and regulations for approval of (a) any sale or sales of the Pledged Securities by or on behalf of the Secured Party and (b) any assumption by the Secured Party of voting rights with respect to the Pledged Securities effected in accordance with the terms of this Agreement. Pending the receipt of any such approvals, consents or authorizations, the Pledgor will use its best efforts to cause the business of each Issuer to be operated and conducted only in the normal course, and will use its best efforts to preserve each Issuer's business and the business of its Subsidiaries, the services of their present employees, agents and resellers, and their business relations with suppliers, customers and others; provided, however, that the foregoing shall not be deemed
                      --------  -------
to require any expenditure by the Pledgor of its own funds.

          SECTION 22.  Severability.  Any provision of this Agreement which is
                       ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in such jurisdiction, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 23.  Counterparts.  This Agreement may be executed in two or
                       ------------
more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart bearing the signature of the Pledgor shall have been delivered to the Secured Party.

          SECTION 24.  Headings.  Section headings used herein are for
                       --------
convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 25.  Immunities of Secured Party.  The Secured Party's
                       ---------------------------
performance of its duties hereunder shall in all respects be subject to and governed by the Credit Agreement. Nothing contained herein shall be construed to enlarge the degree of responsibility or discretion or the duty of care to be exercised by the Secured Party beyond those expressly set forth in the Credit Agreement. Without limiting the generality of the foregoing, the Pledgor hereby acknowledges and agrees that the

Secured Party shall, with respect to all of its rights, obligations and duties under this Agreement, be entitled to all of its rights, protections and immunities provided for under Article 8 of the Credit Agreement as fully and to the same extent as if such provisions were set forth in full herein.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                      COMCAST MH HOLDINGS,
                                        INC., as Pledgor


                                      By /s/ John R. Alchin
                                        ---------------------------------
                                        Name: John R. Alchin
                                        Title: Senior Vice President
                                               & Treasurer


                                      NATIONSBANK OF TEXAS,
                                        N.A., as Secured Party


                                      By /s/ Thomas E. Carter
                                        ---------------------------------
                                        Name: Thomas E. Carter
                                        Title: Senior Vice President

                                                               SCHEDULE 1 TO THE
                                                                PLEDGE AGREEMENT


                               PLEDGED SECURITIES

=============================================================================================================
           Issuer             Shares Pledged   Shares Authorized  Certificate Number(s)        Pledgor
           ------             --------------   -----------------  ---------------------        -------
- - - -------------------------------------------------------------------------------------------------------------
Comcast Michigan Holdings,      6,192,815              6,500,000           1A            Comcast MH Holdings,
Inc. (formerly Barden                                                                    Inc.
Communications, Inc.)
- - - -------------------------------------------------------------------------------------------------------------
Maclean-Hunter, Inc.           Common- 4,229    Common- 10,000         Common- C14       Comcast MH Holdings,
                              Class B Common-   Class B Common-    Class B Common- B11   Inc.
                                   2,068            10,000
=============================================================================================================